Exhibit 1.3


[LOGO]     Industry Canada                           Industrie Canada

CERTIFICATE                                          CERTIFICAT
OF AMENDMENT                                         DE MODIFICATION

CANADA BUSINESS                                      LOI CANADIENNE SUR
CORPORATIONS ACT                                     LES SOCIETES PAR ACTIONS

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       WORKSTREAM INC.                                     326278-2

-----------------------------------          -----------------------------------
Name of corporation -                        Corporation number -
Denomination de la societe                   Numero de la societe

I hereby certify that the articles           Je certifie que les statuts de la
of the above-named corporation               societe susmentionnee ont ete
were amended:                                modifies:

a)  under section 13 of the Canada    [ ]    a)  en vertu de l'article 13 de la
    Business Corporations Act in                 Loi canadienne sur les
    accordance with the attached                 societes par actions,
    notice;                                      conformement a l'avis ci-joint;

b)  under section 27 of the Canada    [ ]    b)  en vertu de l'article 27 de la
    Business Corporations Act as                 Loi canadienne sur les
    set out in the attached articles             societes par actions, tel qu'il
    of amendment designating a                   est indique dans les clauses
    series of shares;                            modificatrices ci-jointes
                                                 designant une serie d'actions;

c)  under section 179 of the Canada   [X]    c)  en vertu de l'article 179 de la
    Business Corporations Act as                 Loi canadienne sur les
    set out in the attached articles             societes par actions, tel qu'il
    of amendment;                                est indique dans les clauses
                                                 modificatrices ci-jointes;

d)  under section 191 of the Canada   [ ]    d)  en vertu de l'article 191 de la
    Business Corporations Act as                 Loi canadienne sur les
    set out in the attached articles             societes par actions, tel qu'il
    of reorganization;                           est indique dans les clauses
                                                 de reorganisation ci-jointes;



                                        November 13, 2001 / le 13 novembre 2001
    Director - Directeur                Date of Amendment -
                                        Date de modification

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

[LOGO]   Industry Canada      Industrie Canada           ELECTRONIC TRANSACTION REPORT      RAPPORT DE LA TRANSACTION
                                                                                                  ELECTRONIQUE
         Canada Business      Loi canadienne sur les         ARTICLES OF AMENDMENT
         Corporations Act     societes par actions           (SECTIONS 27 OR 177)            CLAUSES MODIFICATRICES
                                                                                               (ARTICLES 27 OU 177)




PROCESSING TYPE - MODE DE TRAITEMENT:            E-Commerce/Commerce-E
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 1.    NAME OF CORPORATION -                 2.    CORPORATION NO. -
---    DENOMINATION DE LA SOCIETE           ---    No DE LA SOCIETE

       E-CRUITER.COM INC.                          326278-2
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 3.    THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:.
---
       LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFIES DE LA FACON
       SUIVANTE:
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to change the name of the Corporation to WORKSTREAM INC.













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Date                  Signature                       Title - Titre
2001-11-06            /s/ MICHAEL MULLARKEY           CHIEF EXECUTIVE OFFICER

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